EXHIBIT 10.56


                       ASSIGNMENT AGREEMENT
                        "F.G. McClintock"


        This  ASSIGNMENT AGREEMENT  dated as  of September  27,
   1994, between the noteholder whose name appears on the signature pages hereto (the "Assignor") and READING & BATES
   CORPORATION (the "Assignee").

        WHEREAS, Reading & Bates Exploration Co. (together with its successors and assigns, the "Owner"), is a party to the Trust Indenture and First Preferred Ship Mortgage dated September 1, 1989, as amended and restated as of
   March 29, 1991 (as amended, supplemented and otherwise modified from time to time, the "Indenture") between the Owner and Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), a national banking association, as successor trustee to The First National Bank of Boston, a national banking association, as trustee thereunder (in such capacity, together with its successors and assigns in such capacity, the "Indenture Trustee") (capitalized terms used herein and not otherwise defined herein are used herein as defined in the Indenture);

        WHEREAS, the Assignor proposes to assign to the Assignee, among other things, all of its right, title and interest in, to and under the Interest held by it, the
   Indenture, each Guaranty and Security Agreement and the McClintock Restructuring Documents, all as more specifically set forth in Section 1 below;

        WHEREAS,   the   Assignee   proposes  to   accept  such
   assignment from the Assignor on the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

        SECTION 1.  Assignment.

        (a) On the terms and subject to the conditions set forth herein and in the 1991 Assignment, the Assignor hereby sells, assigns and transfers to the Assignee, effective as of the date hereof or such later date as the parties hereto may mutually agree (the "Effective Date"), all its right, title and interest in, to and under (i) the Indenture, (ii) the Interest held by it, (iii) each Guaranty and Security Agreement, (iv) the Guarantee dated March 29, 1991 by State Street Bank and Trust Company and
   (v)  each   of  the   McClintock  Restructuring   Documents,
   including, without limitation, all related claims for amounts payable thereunder and all rights, powers or remedies on the part of the Assignor, whether arising thereunder or by statute or at law or in equity or otherwise in respect thereof (the "Assignment").

        (b) The Assignee hereby accepts such sale, assignment and transfer, effective as of the Effective Date, and assumes all of the obligations of the Assignor under the Interest held by the Assignor, the Indenture and each of the McClintock Restructuring Documents.

        (c)   Upon satisfaction of the conditions  set forth in
   Section 5, the Assignee shall, as of the Effective Date, succeed to the rights and be obligated to perform the obligations of a "Holder" (and other words of similar import) for purposes of the Indenture and each of the McClintock Restructuring Documents and the Assignor shall, as of the Effective Date, be released from its obligations under the Indenture and each of the McClintock Restructuring Documents to the extent such obligations have been assumed by the Assignee. Such sale, assignment and transfer is without recourse to the Assignor and is without representation or warranty except as specifically set forth herein.

        (d) The closing of the Assignment shall take place at the offices of Milbank, Tweed, Hadley & McCloy, counsel to the Assignee, 1 Chase Manhattan Plaza, New York, New York
   10005, on the date (which shall be a business day) indicated by the Assignee to the Assignor, which date shall be no more than five business days following the date hereof or such other time and place as the parties may mutually agree.

        SECTION 2. Payment. As consideration for the sale, assignment and transfer set forth in Section 1 hereof, the Assignee shall pay to the Assignor $1,456,000 in cash by wire transfer to the account indicated by Assignor to Assignee in writing promptly following execution hereof. Each of the Assignor and the Assignee agrees that if it receives any amount under the Indenture or the McClintock Restructuring Documents which is for the account of the other, it shall hold the same in trust for the other to the extent of the other's interest therein and shall pay promptly the same to the other.

        SECTION 3. Accrued Payments, Etc. The Assignor agrees that any payment it may receive after the Effective Date pursuant to the Operative Documents, whether applicable to a period before or after the Effective Date, shall inure to the benefit of the Assignee and the Assignor shall pay such amounts to the Assignee promptly upon receipt.

        SECTION 4. Transfer Costs. The Assignor and the Assignee agree that each party shall bear its own expenses in connection with this Assignment Agreement. The Assignee agrees to pay the reasonable fees and expenses of the Indenture Trustee in connection with this Assignment Agreement and the transactions contemplated hereby.

        SECTION 5. Conditions Precedent. The effectiveness of the Assignment hereunder is subject to (a) the due execution and delivery of this Assignment Agreement by the Assignor and the Assignee; (b) the receipt by the Assignor of the payment referred to in Section 2 hereof; and (c) such other documents as the parties hereto may reasonably request. At the closing of the Assignment, the Assignor shall execute and deliver to the Assignee or its counsel documents in the form attached hereto as Exhibit A, which
   (i) request that the Owner execute and deliver, in the form attached to said Exhibit A as Annex A thereto, an Officers' Certificate which certifies as to those matters required by
   Section 2.4 of the Indenture, and (ii) gives notice to the Indenture Trustee of, and specifies the details of, the Assignment and the name and address of the Assignee as required by Section 2.4 of the Indenture.

        SECTION 6.    Representations  and  Warranties  of  the
   Assignor.   The  Assignor  represents  and warrants  to  the
   Assignee as follows:

        (a) The Assignor has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed and delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith.

        (b) This Assignment Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (c) The Assignor is, and on the Effective Date will be, the sole owner of the Interest held by it, and has, and on the Effective Date will have, good title to its rights and interests hereby assigned pursuant to this Assignment Agreement, free and clear of all liens, security interests, assignments, claims or other charges or encumbrances of any nature whatsoever.

        (d) The Assignor has been provided an opportunity to obtain such documents and information concerning the Assignee, this Assignment Agreement and the transactions contemplated hereby and thereby as it has deemed appropriate in making its own analysis and financial and legal evaluation of the Assignee, this Assignment Agreement and the transactions contemplated hereby and thereby, and the Assignor represents and warrants that it has, independently and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition, business, creditworthiness and affairs of the Assignee and of the value and terms of this Assignment Agreement, and the rights assigned pursuant hereto.

        (e) The Assignor represents that it is an "accredited investor" as such term is defined in Regulation D under the Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transaction contemplated hereby.

        (f) The Assignor has not, and nor has anyone acting on the Assignor's behalf, employed or engaged any agent, broker or finder or incurred any liability for any brokerage fees, commission or finders' fees in connection with the transactions contemplated hereby.

        SECTION  7.    Representations  and  Warranties  of the
   Assignee.   The Assignee  hereby represents  and warrants to
   the Assignor as follows:

        (a) The Assignee has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed and delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith.

        (b) This Assignment Agreement constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (c) The Assignee has been provided an opportunity to obtain such documents and information concerning the Assignor, this Assignment Agreement and the transactions contemplated hereby and thereby as it has deemed appropriate in making its own analysis and financial and legal evaluation of the Assignor, this Assignment Agreement and the transactions contemplated hereby and thereby, and the Assignee represents and warrants that it has, independently and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition, business, creditworthiness and affairs of the Assignor and of the value and terms of this
   Assignment Agreement, and the rights assigned pursuant hereto. The Assignee is acquiring the interests assigned to Assignee hereunder for its own account for the purpose of investment and not with a present view to, or for sale in connection with any, distribution therof, provided that the disposition of the Assignee's property shall at all times be and remain within its control.

        (d) The Assignee represents that it is an "accredited investor" as such term is defined in Regulation D under the Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transaction contemplated hereby.

        SECTION 8.    Further Assignments.   Nothing  contained
   herein shall prohibit or otherwise restrict the rights of the Assignee to further transfer or assign the Interest and other interests hereby assigned to it hereunder.

        SECTION 9. Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments and documents, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment Agreement including, without limitation, the delivery of any notices to the Indenture Trustee which may be required in connection with the Assignment contemplated hereby.

        SECTION   10.      Governing    Law;   Submission    to
   Jurisdiction, Etc.. This Assignment Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed and interpreted in accordance with, the law of the State of New York. Each of the Assignor and the Assignee hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Assignment Agreement or the transactions contemplated hereby. Each of the Assignor and the Assignee hereby waives, to the fullest extent permitted by applicable law, any objection to the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        SECTION   11.     Binding  Effect.     This  Assignment
   Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        SECTION  12.    Amendments.    Any  provision  of  this
   Assignment Agreement may be modified or supplemented only by an instrument in writing signed by each of the parties hereto.

        SECTION  13.   Interpretation.    The headings  of  the
   various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

        SECTION 14. Counterparts. This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Assignment Agreement by signing any such counterpart.

                   [Signature page to follow.]





        IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.



                                        Assignor

                                        Name:



                                         By____________________________
                                           Title:




                                         Assignee

                                         READING & BATES CORPORATION


                                         By____________________________
                                           Title:

                                               EXHIBIT A


                          September 27, 1994

   Shawmut Bank Connecticut,
     National Association, as
     Indenture Trustee
   777 Main Street
   Hartford, Connecticut 06103
   Attn: Corporate Trust Administration

   Reading & Bates Exploration Co.,
     as Owner and Mortgagor
   901 Threadneedle
   Houston, TX 77079
   Attn:  Wayne K. Hillin, Esq.

        Re: Trust Indenture and First Preferred Mortgage dated September 1, 1989, as amended and restated as of March 27, 1991 (the "Indenture") between Reading & Bates Exploration Co. as owner and mortgagor thereunder (the "Owner") and Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as trustee thereunder (the "Indenture Trustee") and Assignment Agreement dated as of September 27, 1994 (the "Assignment Agreement") between the undersigned (the "Assignor") and Reading & Bates Corporation (the "Assignee")

   Ladies and Gentlemen:

        We hereby give notice that, effective as of the date hereof, the Assignor has sold, assigned and transferred to the Assignee, among other things, all its right, title and interest in and to each Interest held by it, the Indenture and each of the McClintock Restructuring Documents, all as more particularly described in Section 1 to the Assignment Agreement (the foregoing sale, assignment and transfer being herein collectively referred to as the "Assignment"), and the Assignee has assumed all the obligations of the Assignor thereunder with respect to the Assignment. Terms not defined herein are used herein as defined in the Assignment Agreement.

        The Assignor hereby requests that the Owner execute and deliver an Officers' Certificate in the form attached hereto as Annex A.

        The address for notices and payments, and payment instructions for the Assignee are as follows:

           Address for notices in respect of
             payments and prepayments:

                       READING & BATES CORPORATION
                       901 Threadneedle
                       Houston, Texas 77079
                       Attn:  Tim W. Nagle
                       Telephone Number:  (713) 496-5000
                       Telecopy Number:   (713) 496-0285

             Address for all other notices:

                       READING & BATES CORPORATION
                       901 Threadneedle
                       Houston, Texas 77079
             Attn:  Wayne K. Hillin, Esq.
             Telephone Number:  (713) 496-5000
             Telecopy Number:   (713) 496-0285

             Payment Instructions:

             Bankers Trust Company
             1 Bankers Trust Plaza
             New York, New York 10006
             For account of Reading & Bates Corporation
             Account Number 00-132-716
             ABA Number 0210-0103-3

             Please sign and return the enclosed copy of this letter to the Assignee at the above address to indicate your receipt hereof.

                                      Very truly yours,


                                      Name:____________________



                                      By_______________________
                                        Title:



   ACKNOWLEDGED:

   READING & BATES EXPLORATION CO.,
     as Owner and Mortgagor


   By______________________________
     Title:


   SHAWMUT BANK CONNECTICUT,
     NATIONAL ASSOCIATION, as
     Indenture Trustee


   By______________________________
     Title:

                                                        Annex A
                 READING & BATES EXPLORATION CO.
                         901 Threadneedle
                        Houston, TX 77079

                                           [Effective Date]

   Shawmut Bank Connecticut,
     National Association,
     as Indenture Trustee
   777 Main Street
   Hartford, CT 06103

   Ladies and Gentlemen:

             The undersigned, a [President/Vice President] and [Treasurer/Assistant Treasurer] of Reading & Bates Exploration Co. (the "Owner") as owner and mortgagor under that certain Trust Indenture and First Preferred Mortgage dated September 1, 1989, as amended and restated as of March 29, 1991 (the "Indenture") hereby certify to you pursuant to Section 2.4 of the Indenture that:

             (a) pursuant to a certain Assignment Agreement dated as of September 27, 1994 between [_______________] (the "Assignor") and the Reading & Bates Corporation (the "Assignee"), Assignor has sold, assigned and transferred to the Assignee all of its right, title and interest in and to the Interest held by the Assignee;

             (b) the payee of such Interest shall hereafter be [the Assignee/[INSERT NAME OF NOMINEE]] and the address for notices and payments, and payment instructions for the Assignee are as set forth in that certain letter (in the form of Exhibit A to the Assignment Agreement) delivered or being delivered to you by the Assignor.

             Each of the undersigned hereby requests that the Indenture Trustee register the Interest so assigned in the name of the Assignee or its nominee in the same original principal amount and dated the same date as each Interest so assigned hereunder.

             Each of the undersigned hereby confirms that each Interest assigned as set forth herein is entitled to the benefits of the Indenture.

                                 Very truly yours,

                                 READING  &  BATES  EXPLORATION CO.



                                 By____________________________
                                   Title: [[Vice] President]


                                 By____________________________
                                   Title: [Assistant] [Treasurer]